UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41318	90-1133909
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 Calle Iglesia

Unit B

San Clemente, CA 92672

(Address of Principal Executive Offices and Zip Code)

(949) 218-8542

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2026, The Marygold Companies, Inc., a Nevada corporation (“Company”), held its 2026 Annual Meeting of Stockholders (“Annual Meeting”). At the close of business on September 8, 2026, the record date for the determination of stockholders entitled to vote at the Meeting, there were 42,712,250 shares of the Company’s Common Stock and 13,302 shares of Series B Preferred Stock. Each share of Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to 20 votes constituting all of the outstanding voting securities of the Company. An aggregate of 42,978,290 votes may be cast at the Annual Meeting by stockholders.

1. Election of Directors. The individuals listed below were elected to serve as directors of the Company for a term of one year or until his or her successor is duly elected and qualified, or until his or her prior death, resignation or removal. At the Meeting, the holders of 39,404,217 shares of the Company’s Common Stock were represented in person or by proxy constituting a quorum. The vote totals for each of these individuals is set forth below:

Directors	For	Against	Abstained	Broker Non-Votes
Nicholas D Gerber	35,892,851	25,987	0	3,485,379
David W. Neibert	35,915,369	3,469	0	3,485,379
Scott Schoenberger	35,867,215	51,623	0	3,485,379
James Alexander	35,918,381	457	0	3,485,379
Matt Gonzalez	35,885,074	33,764	0	3,485,379
Erin Grogan	35,915,365	3,473	0	3,485,379
Joya Delgado Harris	35,860,017	58,821	0	3,485,379
Derek Mullins	35,915,370	3,468	0	3,485,379

2. To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. At the Meeting, the vote on a proposal to ratify the appointment of BPM LLP as Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 was as follows

For	Against	Abstained
39,246,081	11	158,125

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026	THE MARYGOLD COMPANIES, INC.

	By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Chief Executive Officer (Principal Executive Officer)